UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2010

Electronic Game Card, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-25843	87-0570975
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5405 Alton Parkway, Suite A-353, Irvine, CA 92604

(Address of principal executive offices)

Registrant's telephone number, including area code: 866-924-2924

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

(c)    Electronic Game Card, Inc. (“EGCI”) provided Mendoza Berger and Company (“M&B”) with a copy of the Current Report on  Form 8-K filed on February 19, 2010 and with a copy of the Current Report on Form 8-K/A Amendment No. 1 filed on February 22, 2010, and requested that M&B  furnish  a letter as promptly as possible addressed to the Commission stating whether M&B agrees with the  statements made by EGCI in response to Item 4.02(b), and if not, stating the respects in which it does not agree.

This Amendment No. 2 to Current Report on Form 8-K is filed for the purpose of adding the correspondence received by from M&B regarding disclosure made under Item 4.02(b) of EGCI's initial Form 8-K filed with the Commission on February 19, 2010 and Form 8-K/A Amendment No. 1 filed on February 22, 2010.

A copy of the letter to the Commission from M&B, EGCI’s independent public accountants, is attached hereto as Exhibit 99.1.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Electronic Game Card, Inc.

By:	/s/ Kevin Donovan
Title: Chief Executive Officer

March 2, 2010

Exhibit Index

Exhibit
Number	Exhibit Title or Description

99.1	Letter to the Comission from Mendoza Berger & Company, LLP